UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 6, 2026

Date of Report (Date of earliest event reported)

HEALTHCARE AI ACQUISITION CORP.
(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41145	98-1585450
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

418 Broadway #6434

Albany NY 12207

(Address of principal executive offices, including zip code)

(917) 446-0469

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None.

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)
Units, each consisting of one Class A Ordinary Share and one-half of one Redeemable Warrant	HAIUF

Class A Ordinary Share, par value $0.0001 per share	HAIAF

Warrant, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	HAIWF

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 6, 2026, Healthcare AI Acquisition Corp. (the “Company”) issued an unsecured promissory note (the “Note”) to Leading Group Limited, a Cayman Islands exempted company with limited liability (“Leading Group”), for a loan to the Company in the principal amount of $196,919.23 for extension payments and general working capital purposes. The Note does not bear interest and is payable in cash upon the earlier of (i) consummation of a business combination, (ii) termination of the merger agreement, (iii) liquidation of the Company, or (iv) October 14, 2026. In the event of a liquidation or a business combination, all amounts due under the Note shall be repaid in cash. The Note contains customary default provisions, remedies, and waivers, and is governed by the laws of New York with exclusive jurisdiction in New York courts.

On May 6, 2026, the Company entered into an amendment (the “Amendment”) to two previously issued unsecured promissory notes, dated May 28, 2025 in the principal amount of $30,502.20 and August 19, 2025 in the principal amount of $711,619.15. The amendment extends the maturity date of both notes, providing that the principal balance of each note shall now be payable upon the earliest of (i) consummation of a business combination, (ii) termination of the merger agreement, (iii) liquidation of the Company, or (iv) October 14, 2026. Other than the extension of the maturity date, all terms and conditions of the notes remain unchanged and in full force and effect.

The foregoing description of the Note and the Amendment are qualified in its entirety by reference to the full text of the Note and the Amendment, copies of which are filed with this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, respectively, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit	Description
10.1	Promissory Note dated May 6, 2026
10.2	Amend to Promissory Notes dated May 6, 2026
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE AI ACQUISITION CORP.

Date: May 12, 2026	By:	/s/ Jiande Chen
	Name:	Jiande Chen
	Title:	Chief Executive Officer

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